Exhibit 10.2

LEASE SCHEDULE NO. 001R

“This Lease Schedule No. 001R replaces Lease Schedule No. 001.”

This Lease Schedule is issued pursuant to the Lease Agreement Number SG101321 dated October 13, 2021. The terms of the Lease Agreement and serial numbers contained on Certificate of Acceptance Numbers SG101321-001- 001 thru SG101321-001-006 are a part hereof and are incorporated by reference herein.

LESSOR	LESSEE
Farnam Street Financial, Inc.	SG Environmental Solutions Corp.
5850 Opus Parkway, Suite 240	990 Biscayne Boulevard
Minnetonka, MN 55343	Miami, FL 33132

SUPPLIER OF EQUIPMENT	LOCATION OF EQUIPMENT
Various	2917 Big Lots Parkway Durant, OK 74701

Initial Term of Lease from Commencement Date: 18 Months

Monthly Lease Charge: $65,880.95

Delivery and Installation: June 2022 – July 2024

Commencement Date: August 1, 2024

Security Deposit: Due on or before August 1, 2024, Lessee shall deliver a security deposit in the amount of $167,056.00. Provided that there has been no event of default and Lessee has returned all of the Equipment under this Lease Schedule per the terms of the Lease Agreement, this security deposit will be returned to Lessee.

EQUIPMENT

MANUFACTURER QTY MACHINE/MODEL EQUIPMENT DESCRIPTION (including features)

See Attachment A

The total Equipment cost on this Lease Schedule is $1,556,163.00. Interim rent billed prior to the Commencement date shall not reduce or offset Lessee’s post-Commencement Monthly Lease Charge obligations hereunder.

Every Term is Agreed to and Accepted: FARNAM STREET FINANCIAL, INC.		Every Term is Agreed to and Accepted: SG ENVIRONMENTAL SOLUTIONS CORP.
“LESSOR”		“LESSEE”

By:	/s/ Steve Morgan	By:	/s/ Paul M Galvin
Print Name:	Steve Morgan	Print Name:	Paul M Galvin
Title:	President	Title:	CEO
Date:	Aug 1, 2024	Date:	Aug 1, 2024

Lease Agreement Number: SG101321	Page: 1 of 2

Lease Schedule Number:	001R

ATTACHMENT A

MANUFACTURER	QTY	MACHINE/MODEL	EQUIPMENT DESCRIPTION (incl. features)
SANITEC INDUSTRIES	1		Freight
SANITEC INDUSTRIES	1		Tariffs/Fees
SANITEC INDUSTRIES	1	HG-A-250S	Microwave Medical Waste Disinfection Unit, Dimensions: 24’6“L X 9’4“W X 10’11” H, Weight 22,000Lbs., Waste Throughput Capacity Based On An Average Waste Density of 11lb/ft(3) (180KG/M(3): 1,800Lbs./Hr, Water Connection: 3/4” N.P.T. (15 Gal/Hr Or 54 Liters/Hr), In-Feed Hopper, Microwave Screw, and Discharge Screw Material Composition: Stainless Steel Product Housing & Waste Contact Surfaces With External Insulation/With Cover
SANITEC INDUSTRIES	1		Waste Cart Charging System
SANITEC INDUSTRIES	1		In-Feed Hopper
SANITEC INDUSTRIES	1		Extraction Filter System
SANITEC INDUSTRIES	1		Shredding Assembly, Reversible
SANITEC INDUSTRIES	1		Transfer Hopper
SANITEC INDUSTRIES	1		Microwave Section
SANITEC INDUSTRIES	1		Microwave Generator (6)
SANITEC INDUSTRIES	1		Temperature Holding Section (THS)
SANITEC INDUSTRIES	1		Treaded Waste Discharge Screw (THS Screw)
SANITEC INDUSTRIES	1		Built-In Generator, Steam Generator
SANITEC INDUSTRIES	1		Hydrualic System
SANITEC INDUSTRIES	1		Enclosure Ventilation Fan & Automatic Louvers
SANITEC INDUSTRIES	1		Microwave Survery
SANITEC INDUSTRIES	1		Water Pump
SANITEC INDUSTRIES	1		Additional Components Supplied
SANITEC INDUSTRIES	1	HG-A-250S	Microwave Medical Waste Disinfection Unit, Dimensions: 24’6“L X 9’4“W X 10’11” H, Weight 22,000Lbs., Waste Throughput Capacity Based On An Average Waste Density of 11lb/ft(3) (180KG/M(3): 1,800Lbs./Hr, Water Connection: 3/4” N.P.T. (15 Gal/Hr Or 54 Liters/Hr), In-Feed Hopper, Microwave Screw, and Discharge Screw Material Composition: Stainless Steel Product Housing & Waste Contact Surfaces With External Insulation/With Cover
SANITEC INDUSTRIES	1		Waste Cart Charging System
SANITEC INDUSTRIES	1		In-Feed Hopper
SANITEC INDUSTRIES	1		Extraction Filter System
SANITEC INDUSTRIES	1		Shredding Assembly, Reversible
SANITEC INDUSTRIES	1		Transfer Hopper
SANITEC INDUSTRIES	1		Microwave Section
SANITEC INDUSTRIES	1		Microwave Generator (6)
SANITEC INDUSTRIES	1		Temperature Holding Section (THS)
SANITEC INDUSTRIES	1		Treaded Waste Discharge Screw (THS Screw)
SANITEC INDUSTRIES	1		Built-In Generator, Steam Generator
SANITEC INDUSTRIES	1		Hydrualic System
SANITEC INDUSTRIES	1		Enclosure Ventilation Fan & Automatic Louvers
SANITEC INDUSTRIES	1		Microwave Survery
SANITEC INDUSTRIES	1		Water Pump
SANITEC INDUSTRIES	1		Additional Components Supplied
PROSERV CRANE & EQUIPMENT, INC.	4		5 Ton “SET” Single Girder Electric Top Running Bridge Cranes X 60’=0” Spans
PROSERV CRANE & EQUIPMENT, INC.	1		175 Ft. of Four-Conductor Runway Electrification Complete with all Necessary Hardware for Installation
PROSERV CRANE & EQUIPMENT, INC.	1		350 Linear Ft. of 30# ASCE Rail Complete with Hook Bolts and Splice Bars
PROSERV CRANE & EQUIPMENT, INC.	1		Freight
PROSERV CRANE & EQUIPMENT, INC.	1		Start Up & Load Test

Lease Agreement Number: SG101321	Page: 2 of 2

Lease Schedule Number:	001R

Agreed to and Accepted:		Agreed to and Accepted:

FARNAM STREET FINANCIAL, INC.		SG ENVIRONMENTAL SOLUTIONS CORP.

“LESSOR”		“LESSEE”

By:	/s/ Steve Morgan	By:	/s/ Paul M Galvin
Print Name:	Steve Morgan	Print Name:	Paul M Galvin
Title:	President	Title:	CEO
Date:	Aug 1, 2024	Date:	Aug 1, 2024

Rider Number:	003

Lease Agreement Number:	SG101321

Lease Schedule Number:	001

Lessee Name:	SG ENVIRONMENTAL SOLUTIONS CORP.

Lease Agreement Dated:	OCTOBER 13, 2021

PURCHASE OPTION

If (i) an Event of Default has not occurred, and (ii) Lessor has received all of the Lease Charges currently due under Lease Schedule No. 001 (including all late fees whether billed or unbilled), Lessee shall have the option to purchase the Equipment in its physical possession and on this Lease Schedule on the last day of the initial term, in whole and not in part, for thirty-five percent (35%) of the original Equipment cost (plus applicable taxes). If the conditions above have been met, Lessee can exercise this option by providing written notification of its election to exercise not less than one hundred twenty (120) days prior to the last date of the initial term of this Lease Schedule. If a sale is not consummated, the notice provided to exercise this option shall be accepted as a notice to terminate and return all the Equipment, and Lessee will return all the Equipment on this Lease Schedule in accordance with the Lease Agreement. If Lessee does not return all the Equipment, the Lease Schedule will continue in accordance with the Lease Agreement.

Lessee will receive title to the Equipment free and clear of all known liens only after Lessee has performed all its obligations associated with the Lease Agreement and Lessor has been paid all sums due or becoming due under both this purchase option and the Lease Agreement, including, whether billed or not, all lease charges, taxes, and late fees. Lessor shall retain as income all monies received in association with the Lease Schedule including all rent, taxes, and other monthly lease charges, excluding the security deposit, and Lessee hereby waives any right to offset these monies against the costs associated with the exercise of this purchase option. Any sales or use tax due and not paid on these monies shall be added to the purchase price above.

Every Term is Agreed to and Accepted:		Every Term is Agreed to and Accepted:

FARNAM STREET FINANCIAL, INC.		SG ENVIRONMENTAL SOLUTIONS CORP.
“LESSOR”		“LESSEE”

By	/s/ Steve Morgan	By:	/s/ Paul M Galvin
Print		Print
Name:	Steve Morgan	Name:	Paul M Galvin
Title:	President	Title:	CEO
Date:	Aug 1, 2024	Date:	Aug 1, 2024